UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

————————————

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

————————————

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 278-9000

Not Applicable
(Former name or former address, if changed since last report)

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 20, 2008, Talbot Holdings Ltd. (“Talbot”), a subsidiary of Validus Holdings, Ltd., announced the appointment of Peter Bilsby as head of its Global Aerospace class.  Talbot further announced that Rod Mearing and a number of others will also join Talbot to underwrite this class as part of a new team within its Syndicate 1183 at Lloyd’s.  These appointment are subject to regulatory and Lloyd’s approvals.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Release regarding Talbot appointments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2008

VALIDUS HOLDINGS, LTD. (Registrant)
By: /s/ C. Jerome Dill
Name: C. Jerome Dill
Title: General Counsel